Exhibit 10.2

[Citibank Europe plc Letterhead]

FROM:	Citibank Europe plc (“CEP”)

TO:	AXIS Specialty Limited; AXIS Re Se (formerly, AXIS Re Limited); AXIS Specialty Europe SE (formerly, AXIS Specialty Europe Limited); AXIS Insurance Company; AXIS Surplus Insurance Company; and AXIS Reinsurance Company (the “Companies”; each, a “Company”)

DATE:	27th March 2017

Ladies and Gentlemen,

Insurance Letters of Credit – Master Agreement dated 14 May 2010 between (1) CEP and (2) the Companies regarding a committed letter of credit facility in a maximum aggregate amount of USD 750,000,000 and as may be amended, varied, supplemented, novated or assigned as the case may be (the “Master Agreement”).

1.	We refer to the Master Agreement. Defined terms used in this letter shall have the meanings given to them in the Master Agreement (including where defined in the Master Agreement by reference to another document).

2.	CEP and the Companies agree, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, that as effective from the date of this letter, the following amendments shall apply:

(a)	The Preamble is deleted in its entirety and replaced with the following:

“PREAMBLE

Subject to the Companies satisfaction of the terms and conditions contained in this Agreement, CEP agrees to establish letters of credit or similar or equivalent acceptable instruments (each a “Credit” and collectively the “Credits”) on behalf of the Companies in favour of beneficiaries located in the United States of America or elsewhere (the “Beneficiary” or “Beneficiaries” as relevant). In furtherance of this Agreement, the parties have separately agreed the contractual or security arrangements that will apply in respect of the Company’s obligations under or pursuant to this Agreement. For the avoidance of doubt, in the event of any inconsistency between the terms of this Agreement and the terms of the relevant Committed Facility Letter dated on or about the date of this Agreement or any time thereafter (the “Committed Facility Letter”), the terms of the relevant Committed Facility Letter shall prevail.”

(b)	Any and all other references to “Committed Facility Letter” in the Master Agreement shall be immediately preceded by the word “relevant”.

3.	For the avoidance of doubt, the aggregate credit facility amount of USD750,000,000 is made up of two separate Committed Facility Letters;

(i)	Committed Facility Letter for USD500,000,000 dated 18th December 2015, as amended, varied, supplemented, novated or assigned from time to time.

(ii)	Committed Facility Letter for USD250,000,000 dated on or about the date of this letter (“Facility Number 2”), as may be amended, varied, supplemented, novated or assigned from time to time.

4.	Except as expressly amended by this letter, the Master Agreement remains unmodified and in full force and effect. In the event of a conflict or inconsistency between the terms of this letter and the terms of the Master Agreement, the terms of this letter shall prevail.

5.	This letter may be executed in counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same agreement. This letter and any non-contractual obligations arising in connection with it shall be governed by English law.

6.	Please indicate your agreement to the foregoing by countersigning the attached copy of this letter and returning the same to us.

[signature pages follow]

For and on behalf of

Citibank Europe plc

/s/ Niall Tuckey
Name: Niall Tuckey
Title: Director

We agree to the terms set out in this letter.

For and on behalf of

AXIS Specialty Limited

/s/ Jose Osset
Name: Jose Osset
Title: Sr. Vice President and Treasurer

For and on behalf of

AXIS Re SE

/s/ Tim Hennessy
Name: Tim Hennessy
Title: CEO and Director

For and on behalf of

AXIS Specialty Europe SE

/s/ Tim Hennessy
Name: Tim Hennessy
Title: CEO and Director

For and on behalf of

AXIS Insurance Company

/s/ Andrew M. Weissert
Name: Andrew M. Weissert
Title: General Counsel

For and on behalf of

AXIS Surplus Insurance Company

/s/ Andrew M. Weissert
Name: Andrew M. Weissert
Title: General Counsel

For and on behalf of

AXIS Reinsurance Company

/s/ Andrew M. Weissert
Name: Andrew M. Weissert
Title: General Counsel